COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

CLASS A (CSEIX), CLASS C (CSCIX), CLASS F (CREFX), CLASS I (CSDIX),

CLASS R (CIRRX) and CLASS Z (CSZIX) SHARES

Supplement dated September 18, 2019 to

Summary Prospectus and Prospectus dated May 1, 2019

The Board of Directors of Cohen & Steers Real Estate Securities Fund, Inc. (the “Fund”) has approved a plan to close the Fund to new investors, subject to certain exceptions outlined below, effective at the close of business on November 8, 2019. Existing shareholders can remain invested in the Fund after November 8, 2019 and continue to add to their positions. The following information rescinds and replaces the supplement to the Fund’s Summary Prospectus and Prospectus dated September 5, 2019.

Effective immediately the following paragraphs are added to the beginning of the “Purchase and Sale of Fund Shares” section of the Summary Prospectus and immediately after the first paragraph in the “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” section of the Prospectus:

Effective at the close of business on November 8, 2019 (the “Closing Date”), the Fund will be closed to new investors subject to certain exceptions. After the Closing Date, the following categories of shareholders may continue to purchase Fund shares:

•	Existing shareholders invested in the Fund on the Closing Date can add to their existing positions.
•

Group retirement plans, including 401(k), employer-sponsored 403(b) plans, 457 plans, and defined benefit plans, on recordkeeping platforms offering the Fund as an investment option on the Closing Date may continue to establish new participant accounts in the Fund for those plans.

•

Recordkeepers for group retirement plans with accounts established in the Fund prior to the Closing Date may continue to add the Fund to new plans and establish new participant accounts in the Fund for new and existing plans.

•

Existing home office discretionary model portfolios centrally managed by broker-dealers, registered investment advisors, or bank trust companies that currently offer the Fund as an investment option and continue to offer it after the Closing Date may establish new participant accounts.

•	The Advisor encourages its portfolio managers to invest in the Cohen & Steers Funds Complex and as such, the Fund’s portfolio managers may open new accounts and purchase shares of the Fund.

The Fund reserves the right to modify or limit the above exceptions, or re-open the Fund to new investors at any time. To be eligible to purchase a class of Fund shares, investors must meet the purchase eligibility for the Fund outlined above in addition to any class-specific eligibility requirements described in the Fund’s Prospectus.

Financial intermediaries are responsible for enforcing these restrictions with respect to their investors. The Fund’s ability to monitor financial intermediaries’ enforcement of these restrictions is limited by operational systems and the cooperation of financial intermediaries. In addition, with respect to certain omnibus accounts, the Fund’s ability to monitor is also limited by a lack of information with respect to the underlying shareholder accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSISSPRO-0919